Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with this Quarterly Report on Form 10-Q of Winnebago Industries, Inc. for the period ended May 30, 2009, I, Robert J. Olson, Chairman of the Board, Chief Executive Officer and President of Winnebago Industries, Inc., certify that pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(a)

This Quarterly Report on Form 10-Q (“periodic report”) of Winnebago Industries, Inc. (the “issuer”), for the quarter ended May 30, 2009 as filed with the Securities and Exchange Commission on the date of this certificate, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	the information contained in this periodic report fairly represents, in all material respects, the financial condition and results of operations of the issuer.

Date:	July 8, 2009	By:	/s/ Robert J. Olson
Robert J. Olson
Chief Executive Officer